UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017 (December 21, 2017)
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(980) 365-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2017, Brighthouse Services, LLC (“Brighthouse Services”) adopted the Brighthouse Services, LLC Voluntary Deferred Compensation Plan (the “Plan”), effective January 1, 2018. Brighthouse Services is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (the “Company”) that serves as the Company’s services and payroll company.
The Plan is a non-qualified deferred compensation plan that provides a select group of management and highly compensated employees of Brighthouse Services, including the Company’s principal executive officer and principal financial officer, the opportunity to defer receipt of base salary and certain annual incentive compensation. Eligible officers are permitted to defer between 10% and 50% of their base salary and between 10% and 80% of their annual incentive awards paid under Brighthouse Services’ annual variable incentive plan. Eligible wholesalers and members of Brighthouse Services’ sales leadership are permitted to defer between 10% and 50% of their variable compensation.
Amounts deferred under the Plan are notionally invested in one or more investment tracking funds. Participants can elect to receive distributions from the Plan in either a lump sum or in up to 15 annual installments. Participants must designate the specific year in which payment will be made or payments will begin, which cannot be earlier than May of the third year after the year in which the compensation was earned.
Compensation deferred under the Plan is an unsecured obligation of Brighthouse Services for which the Company has not provided a guarantee.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Brighthouse Services, LLC Voluntary Deferred Compensation Plan, effective January 1, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Christine M. DeBiase
	Name:	Christine M. DeBiase
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: December 28, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Brighthouse Services, LLC Voluntary Deferred Compensation Plan, effective January 1, 2018.

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